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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 Janaury 11 2001
                      ------------------------------------
                                (Date of Report)



                                NEORX CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         WASHINGTON                   0-16614                 91-1261311
-----------------------------   ----------------------   -----------------------
(State or Other Jurisdiction    (Commission File No.)        (IRS Employer
      of Incorporation)                                    Identification No.)

            410 WEST HARRISON STREET, SEATTLE, WASHINGTON 98119-4007
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               (Address of principal executive offices) (Zip Code)

                                 (206) 281-7001
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              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

        NeoRx Corporation suspends accrual on its STR trials pending resolution with FDA

        See Exhibit 99.1 for additional information.

ITEM 7. EXHIBITS

99.1 Press release dated January 10, 2001



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEORX CORPORATION



Dated:  January 11, 2001             By /s/ RICHARD L. ANDERSON
                                        -----------------------
                                        Richard L. Anderson
                                        President and Chief Operating Officer




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                                 EXHIBIT INDEX

        Exhibit No.

        99.1 Press Release dated January 10, 2001